UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2013 (March 25, 2013)

ICON Income Fund Nine Liquidating Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50217	80-6245802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36 Floor
New York, New York 10016

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                Regulation FD Disclosure

On March 25, 2013, ICON Income Fund Nine Liquidating Trust (the “Liquidating Trust”) distributed its 2012 Year End Liquidation Update (the “Liquidation Update”) to the broker-dealers who sold the original membership interests in ICON Income Fund Nine, LLC. The Liquidating Trust will distribute the Liquidation Update to the Liquidating Trust's beneficial interest holders on April 4, 2013. A copy of the Liquidation Update is being furnished as an exhibit hereto.

The information in this Report is provided under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

 Item 9.01                                Financial Statements and Exhibits

(d) The following exhibit is furnished herewith:

99.1           2012 Year End Liquidation Update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND NINE LIQUIDATING TRUST
By: ICON CAPITAL, LLC, its Managing Trustee

Dated: March 26, 2013	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer